UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 2005


                               NUTRITION 21, INC.
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             (Exact name of registrant as specified in its charter)


            New York                   0-14983                  11-2653613
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(State or Other Jurisdiction of (Commission file Number)      (IRS Employer
         Incorporation)                                     Identification No.)



4 Manhattanville Road, Purchase, New York                 10577
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 (Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number, including area code: (914) 701-4500


                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with Gail Montgomery's resignation as a director and officer of the Company on November 3, 2005, the Company and Ms. Montgomery entered into an Agreement and General Release and Waiver (the "Agreement") dated as of November 30, 2005 that became effective on December 12, 2005.

Under the Agreement, the Company agreed to pay to Ms. Montgomery amounts equal to the salary she would have received for eight months had she not resigned, to provide to Ms. Montgomery health benefits for six months after her resignation, and to pay her $13,600 in additional amounts. The Agreement also provides that Ms. Montgomery's vested options and vested SAR's will be exercisable for one year after her resignation and that her non-vested options and non-vested SAR's have expired. Ms. Montgomery agreed that she will not at any time disclose or use the Company's confidential information, and that she will not directly or indirectly compete with the Company for one-year after her resignation.

The foregoing is only a brief summary of certain provisions of the Agreement, and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Reference is made to Item 1.01 for information on an Agreement and General Release and Waiver by and between the Company and Gail Montgomery dated as of November 30, 2005 that became effective on December 12, 2005. Ms. Montgomery resigned as a director and officer of the Company on November 3, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No. Description
----------- -----------

      10.1 Agreement and General Release and Waiver, dated as of November 30 2005 that became effective December 12, 2005, filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.



                                        Nutrition 21, Inc.
                                        (Registrant)

Date: December 15, 2005                 By: /s/ Paul Intlekofer
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                                            Paul Intlekofer
                                            Chief Operating Officer & CFO